Exhibit 10.16

TREMOR VIDEO, INC.
RESTRICTED STOCK UNIT GRANT NOTICE
(2013 EQUITY INCENTIVE PLAN)

Tremor Video, Inc. (the “Company”), pursuant to Section 6(b) of the Company’s 2013 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“Stock Units”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Restricted Stock Unit Award Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan shall control.

Participant:
ID:
Date of Grant:
Grant Number:
Vesting Commencement Date:
Number of Stock Units/Shares:

Vesting Schedule:	The shares subject to the Award shall vest as follows: [________________________________]

Issuance Schedule:	Subject to any change on a Capitalization Adjustment, one share of Common Stock will be issued for each restricted stock unit that vests at the time set forth in Section 6 of the Award Agreement.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of the Common Stock pursuant to the Award specified above and supersede all prior oral and written agreements on the terms of this Award with the exception, if applicable, of (i) the written employment agreement or offer letter agreement entered into between the Company and Participant specifying the terms that should govern this specific Award, and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law. By accepting this Award, Participant consents to receive Plan documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

TREMOR VIDEO, INC.	PARTICIPANT

By:
Signature	Signature

Title:	Date:

Date:

ATTACHMENTS:                      Award Agreement and 2013 Equity Incentive Plan